Exhibit 99.3

                                                    Deutsche Bank Securities [/]
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IMC HOME EQUITY LOAN TRUST 1998-5
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

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POOL and A
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Grouping                  CURBAL         RATE     NETRATE     AGE   RTM     ORIGTERM       AMORT TERM        CLTV
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
<= 15 yrs             69,575,275.00     10.913     10.413      3    168        171             171         78.9946
15 - 30 yrs           180,215,910.65    10.108     9.608       3    329        332             332         79.2496
BALLOON               94,663,970.72     10.481     9.981       3    177        180             360         79.6544
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Total:                344,455,156.37    10.373     9.873       3    255        258             307         79.3093
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



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POOL and B
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Grouping                  CURBAL         RATE     NETRATE     AGE   RTM     ORIGTERM       AMORT TERM        CLTV
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
<= 15 yrs             24,601,940.31     10.743     10.243      3    170        173             173         73.9167
15 - 30 yrs           92,878,467.64     10.585     10.085      3    331        334             334         77.7901
BALLOON               55,630,387.87     10.948     10.448      3    177        180             360         78.6608
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Total:                173,110,795.82    10.724     10.224      3    259        262             320         77.5194
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



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POOL and C
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Grouping                  CURBAL         RATE     NETRATE     AGE   RTM     ORIGTERM       AMORT TERM        CLTV
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
<= 15 yrs             22,741,055.65     11.298     10.798      3    169        172             172         65.7868
15 - 30 yrs           80,996,788.53     11.218     10.718      3    334        337             337         72.0248
BALLOON               49,681,939.01     11.591     11.091      3    177        180             360         73.2815
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Total:                153,419,783.19    11.351     10.851      3    258        262             320         71.5071
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



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POOL and D
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Grouping                  CURBAL         RATE     NETRATE     AGE   RTM     ORIGTERM       AMORT TERM        CLTV
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
<= 15 yrs              3,044,168.85     12.696     12.196      4    170        173             173         57.8939
15 - 30 yrs           12,995,728.84     12.521     12.021      3    340        343             343         60.4071
BALLOON                7,974,441.14     13.07      12.57       3    177        180             360         62.8578
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Total:                24,014,338.83     12.726     12.226      3    264        268             327         60.9023
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

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.